PRIVILEGE SELECT

VARIABLE ANNUITY

Issued Through

SEPARATE ACCOUNT VA E

by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement Dated February 9, 2007

To The

Prospectus Dated May 1, 2003

On or about March 1, 2007, the STI Classic International Equity Fund and STI Classic Investment Grade Bond Fund subaccounts (each a “Subaccount,” collectively, the “Subaccounts”) will be closed to new investments. This means the Subaccounts will not be available to anyone who purchases a policy after March 1, 2007. This also means that if you purchased a policy before the closure date, but did not have any policy value in the Subaccounts on the closure date, then you cannot elect to invest in that Subaccount.

If you have policy value in the Subaccounts on the closure date, you may do all of the following (subject to the terms and conditions contained in the Prospectus) as long as you maintain a balance in that Subaccount:

•	allocate additional premium payments to that Subaccount;

•	transfer into or out of that Subaccount;

•	withdraw amounts from that Subaccount; and

•	maintain your current investment in that Subaccount.

Please Note:

If at any time you transfer or withdraw all of your policy value from the STI Classic International Equity Fund and the STI Classic Investment Grade Bond Fund subaccounts, then you can no longer invest in that subaccount.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Privilege Select Variable Annuity dated May 1, 2003